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                                                                    EXHIBIT 21.2

                              CPA:14 HOLDINGS INC.
                           SUBSIDIARIES OF REGISTRANT

                               STATE OF
     NAME OF SUBSIDIARY     INCORPORATION
CPA 14 ACQUISITION INC.     MD

CPA 12 MERGER SUB INC.      MD